UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2018
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)
  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Hi-Crush Partners LP (NYSE: HCLP), or Hi-Crush, today announced that it has temporarily idled dry plant operations at its Whitehall facility. The facility’s wet plant remains operational, and Hi-Crush continues to sell inventory from on-site storage to meet ongoing Northern White customer demand. Wet and dry plants remain operational at Hi-Crush’s other Wisconsin mines, including Wyeville, Augusta and Blair.

"Our strategic decision to temporarily idle Whitehall’s dry plant was driven by recent, temporary softness in completions activity and frac sand demand," said Laura C. Fulton, Chief Financial Officer of Hi-Crush. "This reduced level of expected activity is reflected in our updated guidance for sales volumes of 2.8 million to 3.0 million tons for the third quarter we previously communicated. Our Kermit facility continues to run above its nameplate capacity and we anticipate strong demand for Northern White and our in-basin Permian sand in 2019 and beyond."

"The flexibility of our operations position us to respond timely and efficiently to evolving industry dynamics, supporting our ability to best align operations with customer demand", said Robert E. Rasmus, Chief Executive Officer of Hi-Crush. “Hi-Crush is committed to providing the supply surety that our customers require, while we work with all interested parties to minimize impacts and improve cost competitiveness through the optimization of our production operations. Despite temporary market dislocations, we continue to expect strong demand for Northern White frac sand and are continuing with the expansion of rail capacity at Whitehall, as well as our customer-driven expansion of our Wyeville plant and the construction of the second Kermit facility."

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 is being furnished under Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

		By:	Hi-Crush GP LLC, its general partner

Date:	September 26, 2018	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer